UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Information Statement
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EARTH SCIENCE TECH, INC.
(Name of Registrant as Specified In Its Charter)

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Earth Science Tech, Inc.

10650 NW 29th Terrace

Doral, FL 33172

Telephone: (786) 375-7281

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF

A MAJORITY OF THE OUTSTANDING VOTING STOCK OF MOJO ORGANICS, INC.

July 15, 2022

Dear Stockholder of Earth Science Tech, Inc.:

The enclosed Information Statement is being distributed to the holders of record of common stock, par value $0.001 per share (“Common Stock”), of Earth Science Tech, Inc., a Florida corporation (the “Company” or “we”) as of the close of business on or about [*], 2022 (the “Mailing Record Date”) under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our stockholders of action taken by written consent by the holders of a majority of our outstanding voting stock. The enclosed Information Statement shall be considered the notice required under the Florida Revised Statutes.

The following actions were authorized, by written consent, by holders of a majority of our outstanding voting stock on June 11, 2022, (the “Written Consent”):

●	An amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) to authorize a change in the name of the Company from “Earth Science Tech, Inc.” to “Smart Curative Solutions, Inc.” (the “Name Change”) and apply for a new stock symbol.

The Written Consent constitutes the only stockholder approval required under the laws of the State of Florida, our Certificate of Incorporation and Bylaws to approve the Certificate of Amendment. No consents or proxies are being requested from stockholders, and our Board of Directors is not soliciting your consent or your proxy in connection with these actions. The Certificate of Amendment, as approved in the Written Consent, will not become effective until at least 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

THE CORPORATE ACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CORPORATE ACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE CORPORATE ACTION. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the corporate actions before they occur, in accordance with the requirements of United States Federal Securities Laws. This Information Statement is being mailed on or about [*], 2022 to all of the Company’s stockholders of record as of the close of business on June 15, 2022.

By order of the Board of Directors.

/s/ Nickolas Tabraue
Nickolas Tabraue
Chief Executive Officer

EARTH SCIENCE TECH, INC.

10650 NW 29th Terrace

Doral, FL 33172

(786) 375-7281

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

This Information Statement advises stockholders of Earth Science Tech, Inc. (the “Company”) of an amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) to authorize a change in the name of the Company from “Earth Science Tech, Inc.” to “Smart Curative Solutions, Inc.” (the “Name Change”).

Our Board of Directors approved the Certificate of Amendment on June 11, 2022 (the Certificate of Amendment is referred to herein as the “Amendment”) and approved close of markets on June 15, 2022 as the record date for determining shareholders eligible to vote to approve the Amendment (the “Voting Record Date”). The Amendment was subsequently approved, by written consent, by stockholders holding a majority of our outstanding voting stock (common stock) on the Voting Record Date (the “Written Consent”). A copy of the substantive text of the Certificate of Amendment is attached to this Information Statement as Exhibit A.

Accordingly, all necessary corporate approvals to effectuate the Amendment have been obtained. We are not seeking approval from our remaining stockholders. This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required pursuant to the Exchange Act and Florida law of the Amendment. Pursuant to Section 14(c) of the Exchange Act and Rule 14c-2 promulgated pursuant thereto, the Amendment will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Commission and a copy thereof is mailed to each of our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Name Change Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Name Change. The Company anticipates that the Name Change will be completed in August 2022.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under Florida Law and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. As the holders of the Company’s Common Stock are entitled to vote on such matters, approval of the Amendment required the approval of a majority of the Company’s outstanding common stock. Additionally, holders of the Series B Preferred Stock vote together with the holders of the Company’s Common Stock, and each holder of Series B Preferred Stock is entitled to the number of votes equal to the result of: (i) 1.5 multiplied by the addition of: (A) the number of shares of Common Stock issued and outstanding at the time of such vote; and (B) the number of votes in the aggregate of any outstanding shares of any class of preferred stock of the Corporation (other than the Series B Preferred Stock), if any, at the time of such vote; divided by (ii) the total number of shares of Series B Preferred Stock issued and outstanding at the time of such vote. On the Voting Record Date, the Company had 54,183,056 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share, and 1,000,000 shares of Series B Preferred Stock outstanding, with the holders thereof being entitled to 81 votes per share. The Written Consent was executed by Nickolas Tabraue, holding 500,000 shares of Series B Preferred Stock (29.8% of the voting power) and Mario Tabraue, holding 500,000 shares of Series B Preferred Stock (29.8% of the voting power).

We have obtained all necessary corporate approvals in connection with the Amendment. We are not seeking written consents from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising stockholders of the action approved by the Written Consent and giving stockholders notice of the Amendment as required by the laws of the State of Florida and the Exchange Act.

As the Amendment was approved by the Written Consent, there will be no stockholders’ meeting, and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

NAME CHANGE

Our Board of Directors and Majority Stockholder approved a corporate name change to “Smart Curative Solutions, Inc.” from “Earth Science Tech, Inc.” Management believes that changing our name to Smart Curative Solutions will give the Company an improved identity.

When the Name Change is effectuated, the Company’s common stock will receive a new CUSIP number, which is the number used to identify the Company’s equity securities, but the stock certificates with the older CUSIP number will not need to be exchanged for stock certificates with the new CUSIP number. They will be issuable upon surrender. Our common stock will continue to be quoted on the OTC Markets. We will report our new CUSIP number and we will have a new trading symbol, which we anticipate will be “SCSI.” This change is subject to approval by FINRA.

DISSENTER’S RIGHTS

Under Florida Law, holders of our capital stock are not entitled to dissenter’s rights of appraisal with respect to the proposed amendment to our Certificate of Incorporation and the adoption of the Amendment.

DISTRIBUTION AND COSTS

We will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders. Upon receipt of a written request at the address noted above, we will deliver a single copy of this Information Statement and future stockholder communication documents to any stockholders sharing an address to which multiple copies are now delivered.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one information statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above. Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

July 15, 2022

EARTH SCIENCE TECH, INC.

By:	/s/ Nickolas Tabraue
Nickolas Tabraue
CEO